                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 19, 2008

                                  METLIFE, INC.
--------------------------------------------------------------------------------
        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

     On February 19, 2008, MetLife, Inc. (the "Company") issued a press release announcing the declaration of first quarter 2008 dividends of $0.3785745 per share on the Company's floating rate non-cumulative preferred stock, Series A, and $0.4062500 per share on the Company's 6.50% non-cumulative preferred stock, Series B. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)          Not applicable

   (b)          Not applicable

   (c)          Not applicable

   (d)          Exhibits.

        99.1 Press release of MetLife, Inc., dated February 19, 2008, announcing the declaration of first quarter 2008 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: February 19, 2008

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
--------                                   -------

  99.1 Press release of MetLife, Inc., dated February 19, 2008, announcing the declaration of first quarter 2008 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B.